SUPPLEMENT DATED MAY 1, 2015
TO PROSPECTUS DATED MAY 1, 2007

INHERITANCE BUILDER PLUS
Issued through
Separate Account VUL-A
By
Transamerica Life Insurance Company

The following information hereby supplements or amends, and to the extent inconsistent replaces, certain information contained in your prospectus:

Range of Expenses for the Portfolios1, 2, 3

The table below shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2014.  Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.42%	1.07%

1 The portfolio expenses used to prepare this table were provided to Transamerica Life by the funds.  Transamerica Life has not independently verified such information.  The expenses shown are those incurred for the year ended December 31, 2014.  Current or future expenses may be greater or less than those shown.
2 The table showing the range of expenses for the portfolios takes into account the expenses of the Transamerica Series Trust asset allocation portfolios available under your product that are “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Fund portfolios and affiliated Fund portfolios (each such portfolio an “Acquired Fund”). Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Transamerica took into account the information received from those funds on the combined actual expenses for each “fund of funds” and for the portfolios in which it invests. The combined expense information includes the Acquired Fund (i.e., the underlying fund’s) fees and expenses for the Transamerica Series Trust asset allocation portfolios.  See the prospectuses for the Transamerica Series Trust for a presentation of all applicable Acquired Fund fees and expenses.
3 The range of Net Annual Portfolio Operating Expenses do not include any prospectuses that have contractual arrangements that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 2016.

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The following replaces the first sentence that includes the address of Transamerica Asset Management, Inc.  under “The Portfolios” following the portfolio listing:

Transamerica Asset Management, Inc. (“TAM”), located at 4600 Syracuse Street, Suite 1100, Denver, Colorado 80237, serves as investment adviser to the Transamerica Series Trust (“Series Trust”) and manages the Series Trust in accordance with policies and guidelines established by the Series Trust’s Board of Trustees.

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The following is added to the prospectus:

Cyber Security

Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners. Consequently, our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your cash value. For instance, cyber-attacks may:  interfere with our processing of Policy transactions, including the processing of orders from our website or with the portfolios; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the portfolios invest, which may cause the portfolios to lose value. There can be no assurance that we, the portfolios or our service providers will avoid losses affecting your Policy that result from cyber-attacks or information security breaches.

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Illustrations:

The information contained in both the explanation and "Hypothetical Illustrations" is out-of-date and should not be relied upon.
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For additional information, you may contact us at our administrative and service office at 1-800-525-6205, from 8:00 a.m. – 4:30 p.m., Central Time. TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.org  or by calling 1-800-289-9999.  You also can obtain an investor brochure from the Financial Regulatory Authority ("FINRA") describing its Public Disclosure Program.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 2007 PRODUCT PROSPECTUS